                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the Com-
                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST
             VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST
        VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM HIGH INCOME TRUST
           VAN KAMPEN AMERICAN CAPITAL LIMITED TERM HIGH INCOME TRUST
          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST
                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST
         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST
          VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST
        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST
          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST
            VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST
            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS
       VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS
  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
          VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST
   VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST
      VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST
         VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST
     VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
       VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST
      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST
     VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST
        VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST
           VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II
        VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II
           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST
          VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST
                        THE EXPLORER INSTITUTIONAL TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                - APRIL 1997 -

                                IMPORTANT NOTICE

                         TO VAN KAMPEN AMERICAN CAPITAL
                               FUND SHAREHOLDERS

QUESTIONS
  & ANSWERS

--------------------------------------------------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

Q  WHY AM I RECEIVING THIS PROXY STATEMENT?

A Morgan Stanley Group, Inc., the indirect corporate parent of your Fund's investment adviser, has entered into an agreement to merge with and into Dean Witter, Discover & Co. Your Fund is seeking shareholder approval of a new investment advisory agreement, to take effect following the merger. Certain other proposals also are included in the Proxy Statement. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q  HOW WILL THIS AFFECT MY ACCOUNT?

A You can expect the same level of management expertise and high-quality shareholder service you've grown accustomed to. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees.

Q  WILL MY VOTE MAKE A DIFFERENCE?

A Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A Morgan Stanley Group, Inc. or its affiliates will pay for those expenses relating to the shareholder meeting.

Q  WHO DO I CALL IF I HAVE QUESTIONS?

A We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-341-2929 (1-800-341-2911 for shareholders of the Explorer Funds) between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday. (TDD users call 1-800-421-2833.)

Q  WHERE DO I MAIL MY PROXY CARD(S).

A  You may use the enclosed postage paid envelope or mail your proxy card(s) to:

   Proxy Tabulator
   P.O. Box 9111
   Hingham, MA 02043-911

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF NEW ADVISORY AGREEMENT--mark "For," "Against" or "Abstain"

ELECTION OF TRUSTEES (IF APPLICABLE)--mark "For" "Withhold"

To withhold authority to vote for any individual nominee, write the nominee's name on the line below.

RATIFICATION OF INDEPENDENT AUDITORS--mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                               SAMPLE

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE                              VAN KAMPEN AMERICAN CAPITAL XXXXX TRUST
                                                   JOINT MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                        FOR   AGAINST   ABSTAIN                                             FOR   AGAINST   ABSTAIN
1. The proposal to approve a new        / /     / /       / /     3. As to the proposal to ratify the       / /     / /       / /
   investment advisory agreement.                                    selection of KPMG Peat Marwick LLP
                                                                     to act as the independent public
                                                                     accountants for each Fund's current
                                                                     fiscal year.
2. Authority to vote for the election  FOR    WITHHOLD
   as Class X Trustees the nominees    / /      / /
   named below:

XXXXXXXXX, XXXXXXXXXX, XXXXXXXXXX

   To withhold authority to vote for any individual nominee, write the nominee's name on the line below.

   -------------------------------------------------------

Please be sure to sign and date this Proxy.  Date

Shareholder sign here          Co-owner sign here


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

April 21, 1997

Dear Van Kampen American Capital Fund Shareholder:

  The enclosed proxy statement relates to a joint meeting of the shareholders of a number of Van Kampen American Capital closed-end investment companies and The Explorer Institutional Trust open-end investment companies. We are pleased to announce that Morgan Stanley Group Inc., the indirect corporate parent of the investment adviser of your Fund, has entered into a merger agreement with Dean Witter, Discover & Co. Under the terms of the merger agreement, your Fund's investment adviser will become an indirect subsidiary of the merged company, to be named Morgan Stanley, Dean Witter, Discover & Co. Your Fund's investment adviser will continue to provide the Fund with investment advisory and management services following the merger.

  The primary purpose of the shareholder meeting is to permit the shareholders of each Fund to consider a new investment advisory agreement to take effect following the merger. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees. The attached proxy statement seeks shareholder approval on this and other items.

                 Your vote is important and your participation in the governance of your Fund(s) does make a difference.

  The proposals have been unanimously approved by the Board of Trustees of each Fund, who recommend you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL OF YOUR FUND PROXY FORMS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                          Sincerely,

                                          Dennis J. McDonnell
                                          President and Chairman of the
                                          Boards of Trustees

Dear Van Kampen American Capital Fund Shareholder:

  Each proxy card enclosed in this envelope represents your voting privilege in a separate Van Kampen American Capital Fund. We have grouped your proxy cards together for your convenience and to reduce postage expenses.

  The meeting date for your Van Kampen American Capital Fund is May 28, 1997. Please sign all proxy cards and return them in the postage-paid envelope included with this material.

  We appreciate the prompt return of your proxy cards.

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                    NOTICE OF JOINT MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 28, 1997

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and preferred shares of beneficial interest (the "Preferred Shares"), if any, of each of the Van Kampen American Capital Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 2:00 p.m., for the following purposes:

1. For each Fund, to approve a new investment advisory agreement;
2. For each Closed-End Fund, to elect trustees in the following manner:
     2A. With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV,
     VKS, VOT, VKI and VOF, to elect three trustees by the holders of the Common Shares of each Fund, each trustee to serve for a 3 year term or until their successors shall have been duly elected and qualified;
     2B. With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO,
     VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT, VKC, VLT and
         VIT, to elect two trustees, one by the holders of the Common Shares of each Fund and one by the holders of the Preferred Shares of each Fund, the Common Shares and the Preferred Shares of each Fund voting as separate classes, each trustee to serve for a 3 year term or until their successors shall have been duly elected and qualified;
     2C. With respect to VKL, to elect two trustees, one by the holders of the Common Shares of each Fund and one by the holders of the Preferred Shares of each Fund, the Common
         Shares and the Preferred Shares of each Fund voting as separate classes, each trustee to serve for a 3 year term or until their successors shall have been duly elected and qualified;
3.   For each Fund, to ratify the selection of KPMG Peat Marwick
     LLP as independent auditors for the fiscal year of each respective Fund ending in 1997; and
4. To transact such other business as may properly come before the Meeting.

The Meeting will be an annual meeting for each Closed-End Fund and will be a special meeting for each Explorer Fund. The Common Shares and the Preferred Shares of the Closed-End Funds and the Common Shares of the Explorer Funds sometimes are referred to herein collectively as the "Shares".

  Holders of record of the Shares of each Fund at the close of business on April 14, 1997 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    RONALD A. NYBERG,
                                    Vice President and Secretary
April 21, 1997

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING 1-800-341-2929 (1-800-341-2911 FOR THE EXPLORER FUNDS) OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR approval of each new investment advisory agreement;

  - FOR each of the nominees for the Boards of Trustees of the Closed-End Funds listed in the Proxy Statement; and

  - FOR ratification of KPMG Peat Marwick LLP as independent auditors.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                         JOINT MEETING OF SHAREHOLDERS

                                  MAY 28, 1997

  This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (the "Trustees" or "Board of Trustees") of each of the Van Kampen American Capital Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 2:00 p.m. The Meeting will be an annual meeting for each Closed-End Fund and a special meeting for each Explorer Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April 21, 1997.

  The primary purpose of the Meeting is to permit each Fund's shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("Morgan Stanley"), the indirect parent corporation of each Fund's investment adviser. Pursuant to the Merger Agreement, the investment adviser will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest (the "Preferred Shares"), if any, of each of the Funds as set forth on Annex A to this Proxy Statement. The Common Shares and the Preferred Shares of the Closed-End Funds and the Common Shares of the Explorer Fund sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds and the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol, if any, by which the Funds sometimes are referred to in this Proxy Statement and groups the Funds into "Closed-End Funds" and "Explorer Funds". Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names. Other Van Kampen American Capital investment companies not listed on Annex A will vote at separate shareholder meetings on proposals substantially similar to Proposals 1, 2 and 3 in this Proxy Statement. They will hold separate shareholder meetings because they are supervised by boards of trustees that are not identical to the Board of Trustees of the Funds or their shareholders will consider proposals which do not affect the Funds. If you are a shareholder of Van Kampen American Capital investment companies not listed on Annex A, you will receive one or more additional proxy statements relating to such other shareholder meetings.

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                    PROPOSAL                         AFFECTED FUNDS
                    --------                         --------------
1.   Approval of New Advisory Agreement      All Funds
2.   Election of Trustees                    Closed-End Funds*
3.   Ratification of Independent Auditors    All Funds

---------------
* As defined in Annex A.

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING 1-800-341-2929 (1-800-341-2911 FOR THE EXPLORER FUNDS) OR BY WRITING TO THE RESPECTIVE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

VOTING

  The Board of Trustees has fixed the close of business on April 14, 1997 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  The voting requirement for passage of Proposal 1 is the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act as the lesser of (i) 67% or more of the voting securities of each respective Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of each respective Fund entitled to vote thereon. With respect to Proposal 2, the affirmative vote of a plurality of the Common Shares of a Closed-End Fund present in person or by proxy at the Meeting is required to elect the nominee(s) for Trustee of the Closed-End Fund designated to be elected by the holders of the Common Shares of such Closed-End Fund and an affirmative vote of a plurality of the Preferred Shares of a Closed-End Fund present in person or by proxy at the Meeting is required to elect the nominee(s) for Trustee of the Closed-End Fund designated to be elected by the holders of the Preferred Shares of such Closed-End Fund. With respect to Proposal 3, the affirmative vote of a majority of the Shares of a Fund present in person or by proxy at the Meeting is necessary to ratify the selection of the independent public accountants. Unless otherwise specified, the Common Shares and Preferred Shares of the Closed-End Funds vote together as a single class.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR approval of each New Advisory Agreement.

  - FOR each of the nominees for the Boards of Trustees of the Closed-End Funds listed in the Proxy Statement.

  - FOR ratification of KPMG Peat Marwick LLP as independent auditors.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Shares not voted with respect to a proposal due to an abstention or broker non-vote will be deemed votes not cast with respect to such proposal, but such Shares will be deemed present for quorum purposes. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1, 2 and 3 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS
------------------------------------------------------------------------------

THE ADVISERS

  Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.") acts as investment adviser for each Closed-End Fund. Van Kampen American Capital Management, Inc. ("Management Inc.") acts as investment adviser for each Explorer Fund. Advisory Corp. and Management Inc. sometimes are referred to herein collectively as the "Advisers" or individually as an "Adviser". One of the Advisers has acted as investment adviser for each Fund since the Fund commenced its investment operations. Prior to January 1995, Advisory Corp. provided investment advisory services under the name Van Kampen Merritt Investment Advisory Corp. and Management Inc. provided investment advisory services under the name Van Kampen Merritt Management Inc.

  Each Adviser currently is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a wholly-owned subsidiary of VK/AC Holding, Inc. ("VKAC Holding"). VKAC Holding is an indirect wholly-owned subsidiary of Morgan Stanley. The addresses of VKAC Holding, VKAC and the Advisers are One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Blvd., Houston, Texas 77056.

INFORMATION CONCERNING MORGAN STANLEY

  Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer, Morgan Stanley Asset Management Inc., a registered investment adviser, and Morgan Stanley & Co. International Limited, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

  Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States, as measured by number of accounts and cardmembers, and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("InterCapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. InterCapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional accounts. InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory and administrative capacities to 102 investment companies (the "InterCapital Funds") and other portfolios with net assets under management of approximately $91.4 billion at March 31, 1997.

THE MERGER

  Pursuant to the Merger Agreement, Morgan Stanley will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). Following the Merger, each Adviser will be an indirect subsidiary of MSDWD.

  Under the terms of the Merger Agreement, each of Morgan Stanley's common shares will be converted into the right to receive 1.65 shares of MSDWD common stock and each issued and outstanding share of Dean Witter Discover common stock will thereafter represent one share of MSDWD common stock. Following the Merger, Morgan Stanley's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of MSDWD.

  The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both Morgan Stanley and Dean Witter Discover.

  Under the terms of the Merger Agreement, the Board of Directors of MSDWD initially will consist of fourteen members, two of whom will be Morgan Stanley insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with Morgan Stanley and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of MSDWD will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of MSDWD will be the current President of Morgan Stanley, John Mack.

  The Advisers do not anticipate any reduction in the quality of services now provided to the Funds, and do not expect that the Merger will result in any material changes in the business of the Advisers or in the manner in which the Advisers render services to the Funds. The Advisers also anticipate that neither the Merger nor any ancillary transactions will have any adverse effect on the Advisers' ability to fulfill their obligations under the New Advisory Agreements (as defined below) or to operate their business in a manner consistent with past business practices.

  In connection with Morgan Stanley's purchase of VKAC Holding on October 31, 1997, certain officers of the Advisers, including Dennis J. McDonnell, who is a member of the Board of Trustees, and Don G. Powell, who was a member of the Board of Trustees prior to August 1996, entered into employment agreements with VKAC Holding which expire from between 1998 and 2000. Certain of such officers, including Messrs. McDonnell and Powell also were granted options to purchase shares of common stock of Morgan Stanley which vest from 1999 to 2001. Certain officers of the Advisers also entered into retention agreements with VKAC Holding, which will remain in place following the consummation of the Merger. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Advisers (and thus to the Funds) until such agreements expire. Finally, certain officers of the Advisers, including Messrs. McDonnell and Powell, received preferred stock of Morgan Stanley that is convertible into common stock of Morgan Stanley from 1997 to 2000. As a result of the Merger, such preferred stock shall be convertible into common stock of MSDWD at the effective time of the Merger.

THE ADVISORY AGREEMENTS

  In anticipation of the Merger, a majority of the Trustees of each Fund who are not parties to the New Advisory Agreement or interested persons of any such party (the "Disinterested Trustees") approved a new investment advisory agreement (the "New Advisory Agreement") between each Fund and its respective Adviser. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund are being asked to approve its respective New Advisory Agreement. See "The New Advisory Agreements" below.

  THE CURRENT ADVISORY AGREEMENTS. The Current Advisory Agreement for each Closed-End Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on July 18, 1996, relating to the acquisition of Advisory Corp.'s corporate parent by Morgan Stanley. The Current Advisory Agreement was last approved by shareholders of each Closed-End Fund at a meeting held on October 23, 1996 relating to the acquisition of Advisory Corp.'s corporate parent by Morgan Stanley.

  The Current Advisory Agreement for each Explorer Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on July 18, 1996, relating to the acquisition of Management Inc.'s corporate parent by Morgan Stanley. The Current Advisory Agreement was last approved by shareholders of each Explorer Fund at a meeting held on October 23, 1996 relating to the acquisition of Management Inc.'s corporate parent by Morgan Stanley.

  Each Current Advisory Agreement provides that the respective Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of such Fund if duly elected to such positions.

  Each Current Advisory Agreement provides that the respective Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the particular Fund in connection with the matters to which the Current Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of obligations or duties under each Current Advisory Agreement.

  Each Adviser's activities are subject to the review and supervision of the Board of Trustees to which the Adviser renders periodic reports with respect to each Fund's investment activities. The Current Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and automatically terminates in the event of its assignment.

  The net assets of each of the Funds as of April 14, 1997, as well as other investment companies sponsored by VKAC and advised by the Advisers and the rates of compensation paid thereto are set forth at Annex C hereto. Each respective Fund paid net advisory expenses, for its most recently completed fiscal year, in the amounts set forth at Annex D hereto.

  Each Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, costs of share certificates and any other expenses (including clerical expenses), expenses in connection with its dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying its Shares for sale under federal and state securities laws, expenses of printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of the trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of the trustees who are not affiliated with the Advisers, insurance premiums, indemnification and other expenses not expressly provided for in each Current Advisory Agreement and any extraordinary expenses of a nonrecurring nature. In the case of each Explorer Fund, such expenses also include expenses related to the issuance, sale and repurchase of its Shares. Each Fund also compensates the Adviser, VKAC and, in the case of the Explorer Funds, the Distributor (defined below) and ACCESS (defined below) for certain non-advisory services provided pursuant to agreements discussed below. See "OTHER INFORMATION -- Non-Advisory Agreements" below.

  THE NEW ADVISORY AGREEMENTS. The Board of Trustees approved a proposed New Advisory Agreement between each Closed-End Fund and Advisory Corp. on March 26, 1997, the form of which is attached hereto as Annex B-1. The Board of Trustees approved a proposed New Advisory Agreement between each Explorer Fund and Management Inc. on March 26, 1997, the form of which is attached hereto as Annex B-2.

  The form of the proposed New Advisory Agreement is substantially similar to the Current Advisory Agreement between each Fund and its respective Adviser. The material differences between the Current Advisory Agreement and the New Advisory Agreement are described in this paragraph. Each New Advisory Agreement designates certain officers of the Adviser and the officers of each Fund as essential personnel with respect to the operations of the respective Fund. Under the terms of the New Advisory Agreement, an Adviser may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing with the Board of Trustees in a timely manner. Each New Advisory Agreement also prohibits the Adviser from changing its name without the prior consent of the Board of Trustees.

  The investment advisory fee as a percentage of net assets payable by each Fund will be the same under its New Advisory Agreement as under its Current Advisory Agreement. If the investment advisory fee under each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, contractual advisory fees payable to the respective Adviser by each Fund would have been identical to those payable under each Current Advisory Agreement.

  In connection with approving the New Advisory Agreements, the Boards of Trustees held a special telephone meeting on February 10, 1997 and special in-person meetings on March 20, 1997 and March 26, 1997. At the meetings, the Board of Trustees considered the possible effects of the Merger upon VKAC, the Advisers, Van Kampen American Capital Distributors, Inc., the distributor of the Explorer Funds' shares (the "Distributor"), and ACCESS Investors Services, Inc., the transfer agent for each of the Explorer Funds ("ACCESS"), and upon their ability to provide investment advisory, distribution, transfer agency and other services to each respective Fund. Representatives of Dean Witter Discover and VKAC attended one or more of the in-person meetings and represented to the Board of Trustees that (i) the VKAC family of funds will be maintained and operated as a separate mutual fund complex and will not be consolidated with Dean Witter Discover's InterCapital Funds and (ii) VKAC, the Advisers, the Distributor and ACCESS will be maintained separate from their counterparts in the InterCapital Fund complex and will be operated for the benefit of the Funds and other investment companies sponsored by VKAC. The representatives of Dean Witter Discover also described the financial and other resources available to VKAC and its affiliates, after giving effect to the Merger, to secure for each Fund quality investment research, investment advice, distribution, transfer agency and other client services.

  In evaluating the New Advisory Agreements, the Board of Trustees took into account that each Fund's Current Advisory Agreement and its New Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by each Fund, are substantially similar, except for those provisions added to each New Advisory Agreement at the request of the Trustees. The Board of Trustees considered the skills and capabilities of the Advisers, the representations of Dean Witter Discover and VKAC described above and the representations of Dean Witter Discover and VKAC that no material change was planned in the current management or facilities of the Advisers as a result of the Merger. The Board of Trustees also considered the reputation, expertise and resources of Morgan Stanley and Dean Witter Discover and their affiliates in domestic and international financial markets. The Board of Trustees considered the continued employment of members of senior management of the Advisers, the Distributor and ACCESS pursuant to current and future employment and retention agreements to be important to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for the Funds. The Board of Trustees also considered the affect of certain shares of preferred stock of Morgan Stanley owned by senior management of the Advisers becoming immediately convertible into common stock of Morgan Stanley at the time of the Merger. The Trustees considered the possible benefits the Advisers may receive as a result of the Merger, including the continued use, to the extent permitted by law, of Morgan Stanley & Co., DWR and their affiliates for brokerage services.

  The Board of Trustees considered the affects on the Funds of the Advisers becoming affiliated persons of MSDWD. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with MSDWD and its affiliates. For example, absent exemptive relief, the Funds will be prohibited from purchasing securities from Morgan Stanley & Co. or DWR, both of which will be wholly-owned broker-dealer subsidiaries of MSDWD, in transactions in which Morgan Stanley & Co. or DWR acts as a principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR act as a broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. or DWR is acting as an underwriter. In this connection, management of the Advisers represented to the Board of Trustees that they do not believe these prohibitions or conditions will have a material affect on the management or performance of the Funds and, to the extent permitted by applicable law, VKAC anticipates that the Funds will continue to use Morgan Stanley & Co., DWR and their affiliates for brokerage services. The amount of commissions paid by each Fund to Morgan Stanley & Co. and DWR, if any, during its most recently completed fiscal year is set forth on Annex D to this Proxy Statement.

  The Board of Trustees was advised that Section 15(f) of the 1940 Act is still applicable to the Advisers as a result of Morgan Stanley's previous acquisition of the Advisers' parent corporation on October 31, 1996. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount of benefit in connection with such sale, provided two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of Dean Witter Discover and VKAC are aware of no circumstances arising from the Merger, preparatory transactions to the Merger or any potential financing that might result in the imposition of an "unfair burden" on the Funds.

  The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The composition of the Board of Trustees currently complies with such condition and, if each of the nominees set forth in Proposal 2 below is elected to the Board of Trustees, the composition of the Boards of Trustees will continue to comply with such condition.

  The Board of Trustees, including the Disinterested Trustees, concluded that if the Merger occurs, entry by each respective Fund into a New Advisory Agreement would be in the best interest of each Fund and the shareholders of each Fund. The Board of Trustees of each Fund, including the Disinterested Trustees, unanimously approved the New Advisory Agreement for each Fund and recommended each such agreement for approval by the shareholders of the respective Fund at the Meeting. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. Each New Advisory Agreement will continue in effect until May 1999 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  In the event that shareholders of a Fund do not approve the New Advisory Agreement with respect to a Fund and the Merger is consummated, the Board of Trustees of such Fund would seek to obtain for the Fund interim investment advisory services at the lesser of cost or the current fee rate either from the respective Adviser or from another advisory organization. Thereafter, the Board of Trustees of such Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board of Trustees or make other appropriate arrangements, in either event subject to approval of the shareholders of such Fund. In the event the Merger is not consummated, the Advisers would continue to serve as investment adviser of the Funds pursuant to the terms of the Current Advisory Agreement.

SHAREHOLDER APPROVAL

  To become effective, each New Advisory Agreement must be approved by the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the respective Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares of the Fund entitled to vote thereon. Each New Advisory Agreement was unanimously approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit each New Advisory Agreement for consideration by the shareholders of the respective Fund. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.
------------------------------------------------------------------------------
PROPOSAL 2: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  With respect to each of the Closed-End Funds, trustees are to be elected by the Shareholders in the following manner:

         a) With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV, VKS, VOT, VKI and VOF, Class I Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Closed-End Fund's Annual Meeting of Shareholders in 2000 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the three nominees set forth below as Class I Trustees designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         b) With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT, VKC, VLT and VIT, Class II Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Closed-End Fund's Annual Meeting of Shareholders in 2000 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the one nominee set forth below as a Class II Trustee designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one nominee set forth below as a Class II Trustee designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Closed-End Fund and a plurality of the Preferred Shares of each Closed-End Fund, voting as a separate classes, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         c) With respect to VKL, Class III Trustees are to be elected at the Meeting by the Shareholders to serve until the later of the Closed-End Fund's Annual Meeting of Shareholders in 2000 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the one nominee set forth below as a Class III Trustee designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one nominee set forth below as a Class III Trustee designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of the Closed-End Fund and a plurality of the Preferred Shares of the Closed-End Fund, voting as separate classes, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

  Each of the Trustees has served as a member of the Board of Trustees since his initial election or appointment to the Board of Trustees as set forth on Annex J hereto.

The Declaration of Trust of each Closed-End Fund provides that the Board of Trustees shall consist of not less than three nor more than eleven trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. In the event a vacancy occurs on any Board of Trustees by reason of death, resignation or a reason other than removal by the appropriate class of shareholders, the remaining Trustees, or remaining Trustee, elected by the class that elected the vacant Trustee's position will fill the vacancy for the unexpired term. A vacancy currently exists on the Board of Trustees as a result of the resignation of Mr. Don G. Powell on August 22, 1996. Although the Board of Trustees has begun deliberations with respect to filling such vacancy, as of the date of this Proxy Statement, the Board of Trustees has neither appointed a new trustee to fill such vacancy nor nominated a new trustee to be voted on by shareholders at the Meeting to fill such vacancy. No representation can be made as to when such vacancy may be filled.

  With respect to each of the Closed-End Funds, pursuant to the 1940 Act, as long as any Preferred Shares are outstanding, the holders of Preferred Shares will, voting as a separate class, elect two of the Trustees of the Closed-End Fund. One each of the Class II Trustees and the Class III Trustees has been designated to be elected by the holders of the Preferred Shares. Mr. Dammeyer is currently the Class II Trustee designated to be elected by the holders of the Preferred Shares and Mr. Myers is currently the Class III Trustee designated to be elected by the holders of the Preferred Shares.

  With respect to each of the Closed-End Funds, each of the nominees has agreed to serve as a Trustee if elected; however, should any nominees become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees of each Closed-End Fund.

  The following sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees and those Trustees whose terms continue after the Meeting.

                                          PRINCIPAL OCCUPATIONS OR
     NAME, ADDRESS AND AGE               EMPLOYMENT IN PAST 5 YEARS
     ---------------------               --------------------------
David C. Arch(1)...............  Trustee. Mr. Arch is Chairman and Chief
1800 Swift Drive                 Executive Officer of Blistex Inc., a
Oak Brook, IL 60521              consumer health care products
  Age: 51                        manufacturer. Mr. Arch is also a Trustee
                                 of the Van Kampen American Capital Prime
                                 Rate Income Trust.
Rod Dammeyer(2)................  Trustee. Mr. Dammeyer is President, Chief
Two North Riverside Plaza        Executive Officer and Director of Anixter
Chicago, IL 60606                International Inc. (formerly known as Itel
  Age: 56                        Corporation), a value-added provider of
                                 integrated networking and cabling
                                 solutions that support business informa-
                                 tion and network infrastructure
                                 requirements. He is Managing Director of
                                 EGI Corporate Investments, a division of
                                 Equity Group Investments, Inc., a company
                                 that makes private equity investments in
                                 other companies. Mr. Dammeyer is also a
                                 Trustee of the Van Kampen American Capital
                                 Prime Rate Income Trust.

                                          PRINCIPAL OCCUPATIONS OR
     NAME, ADDRESS AND AGE               EMPLOYMENT IN PAST 5 YEARS
     ---------------------               --------------------------
                                 Trustee. Mr. Kerr is President and Chief
Howard J Kerr(1)...............  Executive Officer of Pocklington
736 North Western Ave.           Corporation, Inc., an investment holding
P.O. Box 317                     company. Mr. Kerr is also a Director of
Lake Forest, IL 60045            Canbra Foods, Ltd., a Canadian oilseed
  Age: 61                        crushing, refining, processing and
                                 packaging operation. Mr. Kerr is a Trustee
                                 of the Van Kampen American Capital Prime
                                 Rate Income Trust.
Dennis J. McDonnell*(1)........  Chairman, President, Chief Executive
One Parkview Plaza               Officer and Trustee. Mr. McDonnell is
Oakbrook Terrace, IL 60181       President, Chief Operating Officer and a
  Age: 54                        Director of Advisory Corp., Management
                                 Inc., Van Kampen American Capital Asset
                                 Management, Inc. ("Asset Management") and
                                 Van Kampen American Capital Advisors, Inc.
                                 ("Advisors Inc.") He is also an Executive
                                 Vice President of VKAC. Director of MCM
                                 Group, Inc., McCarthy, Crisanti & Maffei,
                                 Inc., MCM Asia Pacific Company, Limited
                                 and MCM (Europe) Limited. Prior to
                                 November 1996, Executive Vice President
                                 and a Director of VKAC Holdings. Mr.
                                 McDonnell is the Chairman, President,
                                 Chief Executive Officer and Trustee of Van
                                 Kampen American Capital Prime Rate Income
                                 Trust. Trustee, Chief Executive Officer
                                 and Executive Vice President of certain
                                 open-end investment companies advised by
                                 Advisory Corp. and Asset Management.
Theodore A. Myers(3)...........  Trustee. Mr. Myers is the Senior Financial
1940 East 6th Street             Advisor (and prior to 1997, an Executive
Cleveland, OH 44114              Vice President and Chief Financial
  Age: 66                        Officer) of Qualitech Steel Corporation, a
                                 producer of high quality engineered steels
                                 for automotive, transportation and capital
                                 goods industries. Prior to 1997, a
                                 Director of McLouth Steel. A member of the
                                 Arthur Andersen Chief Financial Officer
                                 Advisory Committee. Prior to August, 1993,
                                 Mr. Myers was Senior Vice President, Chief
                                 Financial Officer and a Director of Food
                                 Brands America (formerly known as Doskocil
                                 Companies, Inc.), a food processing and
                                 distribution company. Mr. Myers is also a
                                 Trustee of the Van Kampen American Capital
                                 Prime Rate Income Trust and is a trustee
                                 of COVA Series Trust.

                                          PRINCIPAL OCCUPATIONS OR
     NAME, ADDRESS AND AGE               EMPLOYMENT IN PAST 5 YEARS
     ---------------------               --------------------------
                                 Trustee. Mr. Sonnenschein is President of
Hugo F. Sonnenschein(3)........  the University of Chicago. Mr.
5801 South Ellis Avenue          Sonnenschein is a member of the Board of
Suite 502                        Trustees of the University of Rochester
Chicago, IL 60637                and a member of its investment committee.
  Age: 56                        Prior to July, 1993, Mr. Sonnenschein was
                                 Provost of Princeton University and Dean
                                 of the School of Arts and Sciences at the
                                 University of Pennsylvania. Mr.
                                 Sonnenschein is a member of the National
                                 Academy of Sciences and a fellow of the
                                 American Academy of Arts and Sciences. Mr.
                                 Sonnenschein is also a Trustee of the Van
                                 Kampen American Capital Prime Rate Income
                                 Trust.
Wayne W. Whalen*(2)............  Trustee. Mr. Whalen is a partner in the
333 West Wacker Drive            law firm of Skadden, Arps, Slate, Meagher
Chicago, IL 60606                & Flom (Illinois), legal counsel to the
  Age: 57                        funds in the Fund Complex and certain
                                 open-end investment companies advised by
                                 the Adviser and Asset Management. Mr.
                                 Whalen is also a Trustee of the Van Kampen
                                 American Capital Prime Rate Income Trust
                                 and certain open-end investment companies
                                 advised by the Adviser and Asset
                                 Management.

---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Advisers and each Closed-End Fund by reason of his position with the Advisers. Mr. Whalen is an interested person of each Closed-End Fund by reason of his firm acting as legal counsel for such Funds.

(1) Class I Trustee.

(2) Class II Trustee.

(3) Class III Trustee.

  During the fiscal year ended December 31, 1996, the Board of Trustees of VLT and VIT each held six meetings. During the last fiscal year, each of the Trustees of such Closed-End Funds attended at least 75% of the meetings of the respective Board of Trustees, except Mr. Kerr who attended four of the meetings, and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended December 31, 1996, the Board of Trustees of such Closed-End Funds had no standing committees with the exception of an audit committee and a retirement plan committee, which held two meetings.

  During the fiscal year ended October 31, 1996, the Board of Trustees of VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV, VKS, VOT, VKI, VOF, VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP and VKL each held six meetings. During the last fiscal year, each of the Trustees of such Closed-End Funds attended at least 75% of the meetings of the respective Board of Trustees during the period he has been a Trustee, except Mr. Kerr who attended four of the meetings, and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended October 31, 1996, the Board of Trustees of such Closed-End Funds had no standing committees with the exception of an audit committee and retirement plan committee, which held two meetings.

  During the fiscal year ended August 31, 1996, the Board of Trustees of VKQ, VQC, VFM, VOQ, VNM and VPQ each held six meetings. During the last fiscal year, each of the Trustees of such Closed-End Funds attended at least 75% of the meetings of the respective Board of Trustees during the period he has been a Trustee and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended August 31, 1996, the Board of Trustees of such Closed-End Funds had no standing committees with the exception of an audit committee and retirement plan committee, which held two meetings.

  During the fiscal year ended June 30, 1996, the Board of Trustees of VMT and VKC each held five meetings. During the last fiscal year, each of the Trustees of such Closed-End Funds attended at least 75% of the meetings of the respective Board of Trustees during the period he has been a Trustee and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended June 30, 1996, the Board of Trustees of such Closed-End Funds had no standing committees with the exception of an audit committee and retirement plan committee, which held two meetings.

  For the fiscal year of each Closed-End Fund ended in 1996, the audit committee consisted of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. For the fiscal year of each Fund ended in 1996, the audit committee of each Closed-End Fund held two meetings. For the fiscal year of each Closed-End Fund ended in 1996, the retirement plan committee consisted of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

  Each of the foregoing trustees holds the same position with each of the funds in the Fund Complex (defined below). As of December 31, 1996, there were 36 funds in the Fund Complex. Each trustee who is not an affiliated person of the Advisers, the Distributor or VKAC (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex.

Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of his compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer paid by each Fund in the amount of $2,500 and meeting fees paid by each Fund in the amount of $250 per meeting of the Board of Trustees, plus expenses.

  Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to the return on the Common Shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from a Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 62, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Trustees retiring prior to the age of 62 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Non-Affiliated Trustee has served as a member of each Closed-End Fund's Board of Trustees as set forth in Annex J.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Closed-End Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                            1996 COMPENSATION TABLE

                                                     PENSION OR                                TOTAL
                                 AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    COMPENSATION
                               COMPENSATION          ACCRUED PER         BENEFITS PER     BEFORE DEFERRAL
                              BEFORE DEFERRAL      CLOSED-END FUND     CLOSED-END FUND     FROM THE FUND
                             FROM EACH CLOSED-     AS PART OF FUND           UPON          COMPLEX PAID
          NAME(1)                END FUND             EXPENSES          RETIREMENT(4)     TO TRUSTEES(5)
          -------            -----------------   -------------------   ----------------   ---------------
David C. Arch                     (2)                     (3)             $2,500              $138,500
Rod Dammeyer                      (2)                     (3)             $2,500              $138,500
Howard J Kerr                     (2)                     (3)             $2,500              $138,500
Theodore A. Myers                 (2)                     (3)             $2,500              $138,500
Hugo F. Sonnenschein              (2)                     (3)             $2,500              $138,500
Wayne W. Whalen                   (2)                     (3)             $2,500              $138,500

                                ---------------

(1) Messrs. Powell and McDonnell, Trustees of each Closed-End Fund during all or a portion of its 1996 fiscal year, are affiliated persons of the Adviser and are not eligible for compensation or retirement benefits from the Closed-End Funds.

(2) The Aggregate Compensation before Deferral from each Closed-End Fund during its 1996 fiscal year is shown in Annex F. Certain trustees deferred all or a portion of their 1996 Aggregate Compensation from each Closed-End Fund as shown in Annex G. The cumulative deferred compensation (including interest) from each Closed-End Fund at the end of its last fiscal year is shown in Annex H. The deferred compensation plan is described above the 1996 Compensation Table. Amounts deferred are retained by the respective Closed-End Fund and earn a rate of return determined by reference to the return on the Common Shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation.

(3) The retirement benefits accrued per Closed-End Fund as part of such Fund's expenses during its 1996 fiscal year are shown in Annex I. The retirement plan is described above the 1996 Compensation Table.

(4) This is the estimated annual benefits payable per Closed-End Fund in each year of the 10-year period commencing in the year of such Trustee's retirement from such Closed-End Fund assuming: the Trustee has 10 or more years of service on the Board of the respective Closed-End Fund (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 62. Trustees retiring prior to the age of 62 or with fewer than 10 years of service for the respective Closed-End Fund may receive reduced retirement benefits from such Closed-End Fund. Each Non-Affiliated Trustee has served as a member of each Closed-End Fund's Board of Trustees as set forth in Annex J.

(5) The amounts shown in this column represent the aggregate compensation paid by all 36 of the investment companies advised by the Advisers that have the same members on each investment company's Board of Trustees as of December 31, 1996 (the "Fund Complex") before deferral by the Trustee under the deferred compensation plan. Certain Trustees deferred all or a portion of their Aggregate Compensation from the Fund Complex during the calendar year ended December 31, 1996. Amounts deferred are retained by the respective Closed-End Fund and earn a rate of return determined by reference to the return on the Common Shares of such Fund or other funds in the Fund Complex, as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the Trustees are not trustees of such investment companies. Combining the Fund Complex with the other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Aggregate Compensation of $243,375 during the calendar year ended December 31, 1996.

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Closed-End Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Closed-End Fund's equity securities to file forms with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Closed-End Fund and reports of ownership and changes in ownership of Closed-End Fund Shares. These persons and entities are required by SEC regulation to furnish the Closed-End Fund with copies of all such forms they file. Based on a review of these forms furnished to each Closed-End Fund, each Closed-End Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements, except that each of the following reports inadvertently were filed late: Form 3s reporting the ownership of no shares of the Closed-End Funds by Curtis W. Morell and Tanya
M. Loden, who became officers of the Closed-End Funds on May 17, 1996; the purchase of 9,200 shares of VLT by Mr. Myers, a Trustee of such Closed-End Fund; and the sale of an aggregate of 9,000 shares of VIG and 22 shares of VMT by the Distributor.

SHAREHOLDER APPROVAL

  With respect to each of the Closed-End Funds, Common Shareholders and Preferred Shareholders, each voting as a separate class, will vote on the respective nominees for Trustees. The affirmative vote of a plurality of the Common Shares present in person or by proxy is required to elect the nominee(s) for Trustee designated to be elected by the Common Shares, and the affirmative vote of a plurality of the Preferred Shares present in person or by proxy is required to elect the nominee(s) designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

------------------------------------------------------------------------------
PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the firm of KPMG Peat Marwick LLP, independent auditors, to examine the financial statements for the fiscal year of each Fund ending in 1997. Each Fund knows of no direct or indirect financial interest of such firm in such Fund. Such appointment is subject to ratification or rejection by the shareholders of each Fund, with the shareholders of each Fund voting as a single class.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of each Fund, voting with respect to each Fund as a single class, are entitled to vote on this proposal. The affirmative vote of a majority of the Shares present in person or by proxy is required to ratify the selection of the independent auditors. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF THIS PROPOSAL.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE ADVISERS

  The following table sets forth certain information concerning the principal executive officers and directors of the Advisers not listed above.

                     DIRECTORS AND OFFICERS OF THE ADVISERS

   NAME AND ADDRESS                     PRINCIPAL OCCUPATION
   ----------------                     --------------------
Don G. Powell.........  Chairman, President, Chief Executive Officer and a
  2800 Post Oak Blvd.   Director of VKAC. Chairman, Chief Executive Officer
  Houston, TX 77056     and a Director of the Distributor, the Advisers, Van
                        Kampen American Capital Asset Management, Inc.
                        ("Asset Management") and Advisors Inc. Chairman and a
                        Director of ACCESS, Van Kampen American Capital
                        Recordkeeping Services, Inc. and Van Kampen American
                        Capital Trust Company. Chairman, President and a
                        Director of Van Kampen American Capital Services,
                        Inc. and Van Kampen American Capital Exchange
                        Corporation. President, Chief Executive Officer and a
                        Trustee/ Director of certain open-end investment
                        companies and closed-end investment companies advised
                        by Asset Management. Chairman of the Board of
                        Governors and the Executive Committee of the
                        Investment Company Institute. Prior to July 1996,
                        President, Chief Executive Officer and a Trustee/
                        Director of the funds in the Fund Complex and certain
                        open-end investment companies advised by the Adviser
                        and Asset Management.
Ronald A. Nyberg......  Executive Vice President, General Counsel and
  One Parkview Plaza    Secretary of VKAC. Executive Vice President, General
  Oakbrook Terrace, IL  Counsel, Assistant Secretary and a Director of the
  60181                 Distributor, the Advisers and Asset Management Van
                        Kampen American Capital Trust Company, Van Kampen
                        American Capital Recordkeeping Services, Inc. and Van
                        Kampen American Capital Insurance Agency of Illinois,
                        Inc. Executive Vice President, General Counsel and
                        Assistant Secretary of Advisors Inc., Van Kampen
                        American Capital Exchange Corporation, ACCESS and Van
                        Kampen American Capital Services, Inc. Prior to
                        November 1996, Executive Vice President, General
                        Counsel and Secretary of VKAC Holding. Vice President
                        and Secretary of the funds in the Fund Complex, other
                        open-end investment companies advised by Asset
                        Management, open-end investment companies advised by
                        Management Inc. and closed-end investment companies
                        advised by the Adviser and Asset Management. Director
                        of ICI Mutual Insurance Co., a provider of insurance
                        to members of the Investment Company Institute.

   NAME AND ADDRESS                     PRINCIPAL OCCUPATION
   ----------------                     --------------------
William R. Rybak......  Executive Vice President and Chief Financial Officer
  One Parkview Plaza    of VKAC VKAC since February 1993. Treasurer of VKAC
  Oakbrook Terrace, IL  Holding through December 1993 and Chief Financial
  60181                 Officer of VKAC Holding through October 1996.
                        Executive Vice President, Chief Financial Officer and
                        a Director of the Distributor, the Advisers, Asset
                        Management, Van Kampen American Capital Recordkeeping
                        Services, Inc. and Van Kampen American Capital
                        Insurance Agency of Illinois, Inc. Executive Vice
                        President and Chief Financial Officer of Advisors
                        Inc., Van Kampen American Capital Exchange
                        Corporation, Van Kampen American Capital Trust
                        Company, ACCESS, Van Kampen American Capital
                        Insurance Agency of Illinois, Inc. and American
                        Capital Contractual Services, Inc. Director of
                        Alliance Bancorp, a savings and loan holding company,
                        and prior to February, 1997, Chairman of the Board of
                        Hinsdale Financial Corp., a savings and loan holding
                        company.
Peter W. Hegel........  Executive Vice President of the Advisers and Van
  One Parkview Plaza    Kampen American Capital Advisors, Inc. Executive Vice
  Oakbrook Terrace, IL  President and Director of Asset Management. Vice
  60181                 President of the funds in the Fund Complex and
                        certain open-end investment companies advised by the
                        Adviser and Asset Management.
Alan T. Sachtleben....  Executive Vice President of the Advisers and Advisors
  2800 Post Oak Blvd.   Inc. Executive Vice President and a Director of Asset
  Houston, TX 77056     Management. Vice President of open-end investment
                        companies advised by the Adviser and Asset
                        Management.

  The following table sets forth the trustees and officers of the Funds who are also officers of the Advisers.

                NAME                             POSITIONS WITH THE FUNDS
                ----                             ------------------------
Dennis J. McDonnell..................  Trustee and President
Peter W. Hegel.......................  Vice President
Curtis W. Morell.....................  Vice President and Chief Accounting Officer
Ronald A. Nyberg.....................  Vice President and Secretary
Edward C. Wood III...................  Vice President and Chief Financial Officer
John M. McCareins....................  Vice President (Explorer Funds only)
Michael P. Kamradt...................  Vice President (Explorer Funds only)
Edward A. Treichel...................  Vice President (Explorer Funds only)
John L. Sullivan.....................  Treasurer
Tanya M. Loden.......................  Controller
Nicholas Dalmaso.....................  Assistant Secretary
Huey P. Falgout, Jr..................  Assistant Secretary
Scott E. Martin......................  Assistant Secretary
Weston B. Wetherell..................  Assistant Secretary
Steven M. Hill.......................  Assistant Treasurer
M. Robert Sullivan...................  Assistant Controller

  The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but are all officers of the Advisers, Van Kampen American Capital Asset Management, the Distributor, VKAC or their affiliates and receive compensation in such capacities.

NON-ADVISORY AGREEMENTS

  Each Fund has entered into one or more other agreements with the Advisers, VKAC or their affiliates, as set forth below. These agreements do not need to be voted on by the shareholders of the Funds at the Meeting. The Advisers currently anticipate that the services provided to the Funds pursuant to these agreements will continue to be provided after the proposed New Advisory Agreements are approved.

  Administration Agreement. Each of the Funds (with the exception of VMT, VKC, VIT and VLT) have entered into an administration agreement (the "Administration Agreement") with the the Distributor pursuant to which the Distributor (or an affiliate) provides certain administrative services to the Fund. Pursuant to the Administration Agreement, each Fund pays to the Distributor (or such affiliate) a fee based on such Fund's average daily or weekly net assets ranging from 0.20 to 0.25 of 1.00%. Under the Administration Agreement, each of such Funds paid the Distributor the amount set forth at Annex D hereto for its most recently completed fiscal year.

  Distribution Agreement. The Explorer Funds have entered into a distribution agreement with the Distributor pursuant to which the Distributor, as principal underwriter, purchases shares for resale to the public, either directly or through securities dealers. In connection with their consideration of the Merger, the Board of Trustees considered the affects of the Merger on the Distributor and the ability of the Distributor to continue distributing the shares of the Explorer Funds. The new distribution agreement between each Fund and the Distributor is substantially similar to the current distribution agreement, except that the new distribution agreement designates certain officers of the Distributor and the officers of the Explorer Funds to be essential personnel with respect to the operations of the Explorer Fund. The Distributor may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner. In addition, the Distributor may not distribute shares of any investment companies other than the Explorer Funds without the prior approval of the Board of Trustees. The Distributor may not change its name without the prior consent of the Board of Trustees. The address of the Distributor is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Under the Distribution Agreement, each Explorer Fund paid the Distributor the amount set forth at Annex D hereto for its most recently completed fiscal year.

  Transfer Agency Agreement. The Explorer Funds have entered into a Transfer Agency Agreement with ACCESS pursuant to which ACCESS provides transfer agency and dividend disbursing services for such Funds. The address of ACCESS is 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. For its services, ACCESS charges each Fund a fee that is determined in accordance with a cost allocation model developed in conjunction with, and periodically reviewed by, Coopers & Lybrand LLP. The model allocates among the Funds ACCESS' cost of providing the Funds with transfer agency services, plus a profit margin approved by the Board of Trustees. The allocation is based upon a number of factors including the number of shareholder accounts per Fund, the number and type of shareholder transactions experienced by each Fund and other factors. Under the Transfer Agency Agreement, each Explorer Fund paid ACCESS the amount set forth on Annex D hereto for its most recently completed fiscal year. In connection with their consideration of the Merger, the Board of Trustees considered the effects of the Merger on ACCESS and the ability of ACCESS to continue to provide transfer agency and dividend disbursing services to the Explorer Funds. The new Transfer Agency Agreement between the Funds and ACCESS is substantially similar to the current Transfer Agency Agreement, except that the new Transfer Agency Agreement designates certain officers of the transfer agent and the officers of the Fund to be essential personnel. ACCESS may not make any material or significant personnel changes or replace any essential personnel or materially change their duties and responsibilities prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner.

  Fund Accounting Agreement. Each Fund has entered into a Fund Accounting Agreement with Advisory Corp., and currently receives all accounting services through Advisory Corp. Each Fund shares equally, together with the other mutual funds advised and distributed by the Advisers, the Distributor and their affiliates, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by each Fund based proportionally upon their respective net assets. Under the Fund Accounting Agreements, each Fund paid the Adviser the amount set forth at Annex D hereto for its most recently completed fiscal year.

  Legal Services Agreement. Each Fund has entered into a Legal Services Agreement pursuant to which VKAC provides legal services, including without limitation maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues. Payment by each Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. VKAC also provides legal services for certain other Van Kampen American Capital investment companies, some of which do not currently reimburse VKAC for the provision of such services. VKAC allocates 50% of its costs equally to each Fund or other investment company and the remaining 50% of such costs are allocated to specific Funds or other investment companies based on specific time allocations, or in the event services are attributable only to types of investment companies (i.e. closed-end or open-end), the relative amount of time spent on each type of investment companies and then further allocated among investment companies of that type based upon their respective net asset values. Under the Legal Services Agreement, each Fund paid VKAC the amount set forth at Annex D hereto for its most recently completed fiscal year.

SHAREHOLDER INFORMATION

  As of April 4, 1997, the trustees and officers of the Funds as a group owned less than 1% of the outstanding Shares of each Fund. As of April 4, 1997, certain trustees owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex K. Trustees who do not own any Common Shares of the Funds have been omitted from the table. Funds which are not owned by any Trustee also have been omitted from the table. As of April 4, 1997, no trustees owned any Preferred Shares of the Closed-End Funds. At such date the "interested persons" of each Fund, as a group, owned an aggregate of less than 5% of the outstanding shares of the Fund. Shareholders who, to the knowledge of the Funds, owned beneficially more than 5% of a class of a Fund's outstanding Shares as of April 4, 1997, are set forth at Annex E hereto.

  The number of each Fund's outstanding Shares as of April 14, 1997 is set forth at Annex C hereto.

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  Morgan Stanley or its affiliates will pay for the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Advisers or VKAC, the transfer agents of the Funds or by dealers or their representatives or by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $75,000.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit proposals for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary
April 21, 1997

                                                                         ANNEX A

                       VAN KAMPEN AMERICAN CAPITAL FUNDS

  The following list sets forth the Van Kampen American Capital investment companies (the "Funds") participating in the Joint Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on Wednesday, May 28, 1997, at 2:00 p.m. The name in the first column below is the legal name for each Fund and the name in the second column is the abbreviated name as used in the Proxy Statement. Each of the Closed-End Funds has issued common shares of beneficial interest, par value $.01 per share, and each of the Explorer Funds has issued common shares of beneficial interest, without par value (collectively, the common shares of the Closed-End Funds and Explorer Fund are referred to herein as the "Common Shares"). The Closed-End Funds also have issued preferred shares of beneficial interest (the "Preferred Shares") each with a liquidation preference per share as designated in the fourth column below.

                                CLOSED-END FUNDS

                                                                          PREFERRED SHARES
LEGAL NAME                       ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
----------                       ----------------     ------------        ----------------
Van Kampen American Capital   Investment Grade            VIG       Remarketed Preferred Shares,
 Investment Grade Municipal    Municipal Trust                       liquidation preference
 Trust                                                               $100,000 per share
Van Kampen American Capital   California Municipal        VKC       Remarketed Preferred Shares,
 California Municipal Trust    Trust                                 liquidation preference
                                                                     $50,000 per share
Van Kampen American Capital   Select Sector               VKL       Remarketed Preferred Shares,
 Select Sector Municipal       Municipal Trust                       liquidation preference
 Trust                                                               $25,000 per share
Van Kampen American Capital   Municipal Trust             VKQ       Auction Preferred Shares,
 Municipal Trust                                                     liquidation preference
                                                                     $50,000 per share
Van Kampen American Capital   California Quality          VQC       Auction Preferred Shares,
 California Quality            Municipal Trust                       liquidation preference
 Municipal Trust                                                     $50,000 per share
Van Kampen American Capital   New York Quality            VNM       Auction Preferred Shares,
 New York Quality Municipal    Municipal Trust                       liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Pennsylvania Quality          Municipal Trust                       liquidation preference
 Municipal Trust                                                     $50,000 per share
Van Kampen American Capital   Florida Quality             VFM       Auction Preferred Shares,
 Florida Quality Municipal     Municipal Trust                       liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Ohio Quality Municipal        Trust                                 liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Trust for Insured           VIM       Auction Preferred Shares,
 Trust for Insured             Municipals                            liquidation preference
 Municipals                                                          $50,000 per share
Van Kampen American Capital   Trust for Investment        VGM       Auction Preferred Shares,
 Trust for Investment Grade    Grade Municipals                      liquidation preference
 Municipals                                                          $50,000 per share

                                                                          PREFERRED SHARES
LEGAL NAME                       ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
----------                       ----------------     ------------        ----------------
Van Kampen American Capital   Trust for Investment        VIC       Auction Preferred Shares,
 Trust for Investment Grade    Grade California                      liquidation preference
 California Municipals         Municipals                            $50,000 per share
Van Kampen American Capital   Trust for Investment        VTN       Auction Preferred Shares,
 Trust for Investment Grade    Grade New York                        liquidation preference
 New York Municipals           Municipals                            $50,000 per share
Van Kampen American Capital   Trust for Investment        VTP       Auction Preferred Shares,
 Trust for Investment Grade    Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $50,000 per share
Van Kampen American Capital   Trust for Investment        VTF       Auction Preferred Shares,
 Trust for Investment Grade    Grade Florida                         liquidation preference
 Florida Municipals            Municipals                            $50,000 per share
Van Kampen American Capital   Trust for Investment        VTJ       Auction Preferred Shares,
 Trust for Investment Grade    Grade New Jersey                      liquidation preference
 New Jersey Municipals         Municipals                            $50,000 per share
Van Kampen American Capital   Municipal Opportunity       VMO       Auction Preferred Shares,
 Municipal Opportunity Trust   Trust                                 liquidation preference
                                                                     $50,000 per share
Van Kampen American Capital   Advantage Municipal         VKA       Auction Preferred Shares,
 Advantage Municipal Income    Income Trust                          liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Advantage Pennsylvania        Municipal Income                      liquidation preference
 Municipal Income Trust        Trust                                 $50,000 per share
Van Kampen American Capital   New Jersey Value            VJV       Auction Preferred Shares,
 New Jersey Value Municipal    Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $50,000 per share
Van Kampen American Capital   Ohio Value Municipal        VOV       Auction Preferred Shares,
 Ohio Value Municipal Income   Income Trust                          liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Massachusetts Value         VMV       Auction Preferred Shares,
 Massachusetts Value           Municipal Income                      liquidation preference
 Municipal Income Trust        Trust                                 $50,000 per share
Van Kampen American Capital   Strategic Sector            VKS       Auction Preferred Shares,
 Strategic Sector Municipal    Municipal Trust                       liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   New York Value              VNV       Auction Preferred Shares,
 New York Value Municipal      Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $50,000 per share
Van Kampen American Capital   California Value            VCV       Auction Preferred Shares,
 California Value Municipal    Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $50,000 per share
Van Kampen American Capital   Pennsylvania Value          VPV       Auction Preferred Shares,
 Pennsylvania Value            Municipal Income                      liquidation preference
 Municipal Income Trust        Trust                                 $50,000 per share
Van Kampen American Capital   Value Municipal Income      VKV       Auction Preferred Shares,
 Value Municipal Income        Trust                                 liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Florida Municipal           VOF       Auction Preferred Shares,
 Florida Municipal             Opportunity Trust                     liquidation preference
 Opportunity Trust                                                   $50,000 per share
Van Kampen American Capital   Municipal Opportunity       VOT       Auction Preferred Shares,
 Municipal Opportunity Trust   Trust II                              liquidation preference
 II                                                                  $50,000 per share

                                                                          PREFERRED SHARES
LEGAL NAME                       ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
----------                       ----------------     ------------        ----------------
Van Kampen American Capital   Advantage Municipal         VKI       Auction Preferred Shares,
 Advantage Municipal Income    Income Trust II                       liquidation preference
 Trust II                                                            $50,000 per share
Van Kampen American Capital   Limited Term High           VLT       Auction Preferred Shares,
 Limited Term High Income      Income Trust                          liquidation preference
 Trust                                                               $50,000 per share
Van Kampen American Capital   Intermediate Term High      VIT       Auction Market Preferred
 Intermediate Term High        Income Trust                          Shares, liquidation
 Income Trust                                                        preference $100,000 per
                                                                     share
Van Kampen American Capital   Municipal Income Trust      VMT       Rate Adjusted Tax-Exempt
 Municipal Income Trust                                              Shares, liquidation
                                                                     preference $500,000 per
                                                                     share

                                         EXPLORER FUNDS
Explorer Institutional        Active Core Fund            Not       Not applicable
  Active Core Fund                                     applicable
Explorer Institutional        Limited Duration Fund       Not       Not applicable
 Limited Duration Fund                                 applicable

                                                                       ANNEX B-1

                                CLOSED-END FUNDS
                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT, dated as of                 , 1997 (the
"Agreement"), by and between VAN KAMPEN AMERICAN CAPITAL          (the "Fund"),
a Massachusetts business trust (the "Trust"), and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

  1. (a) RETENTION OF ADVISER BY FUND. Subject to the terms and conditions set forth herein, the Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

  (b) ADVISER'S ACCEPTANCE OF EMPLOYMENT. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) ESSENTIAL PERSONNEL. For a period of one year commencing on the effective date of this Agreement, the Adviser and the Fund agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the Adviser and (ii) each director, officer and employee of the Adviser or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the Fund (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Fund and the Fund's shareholders. In connection with the Adviser's acceptance of employment hereunder, the Adviser hereby agrees and covenants for itself and on behalf of its Affiliates that neither the

                                      B1-1

Adviser nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner. In addition, neither the Adviser nor any Affiliate of the Adviser shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner.

  (d) INDEPENDENT CONTRACTOR. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (e) NON-EXCLUSIVE AGREEMENT. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) FEE. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Adviser at the end of each calendar month an investment management fee computed based on a fee rate (expressed as a percentage per annum) applied to the average daily net assets of the Fund as follows:

                                                   FEE PERCENTAGE PER
                 AVERAGE DAILY                      ANNUM OF AVERAGE
                  NET ASSETS                        DAILY NET ASSETS
                 -------------                     ------------------


  (b) DETERMINATION OF NET ASSET VALUE. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on the last day the Exchange is open for trading in each calendar week or such other time or times as the trustees may determine in accordance with the provisions of applicable law and the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (c) PRORATION. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee

                                      B1-2
on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. EXPENSES. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares of the New York Stock Exchange or other exchange, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law.

  4. INTERESTED PERSONS. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. LIABILITY. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) TERM. This Agreement shall become effective on the date hereof and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually, in the manner required by the 1940 Act.

                                      B1-3

  (b) TERMINATION. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

  (c) PAYMENT UPON TERMINATION. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not thereby affected.

  8. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. DISCLAIMER. The Adviser acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  10. GOVERNING LAW. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

  11. NAME. In connection with its employment hereunder, the Adviser hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the Fund.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

VAN KAMPEN AMERICAN CAPITAL             VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.               [          ] TRUST
By: ---------------------------------   By: ---------------------------------
Name: ------------------------------    Name: ------------------------------
Title: -------------------------------  Title: -------------------------------

                                      B1-4

                                                                       ANNEX B-2

                                 EXPLORER FUNDS
                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT, dated as of              , 1997 (the
"Agreement"), by and between THE EXPLORER INSTITUTIONAL TRUST, a Massachusetts
business trust (the "Trust"), on behalf of its subtrust,       FUND (the "Fund")
and VAN KAMPEN AMERICAN CAPITAL MANAGEMENT INC. (the "Adviser"), a Delaware corporation.

  1. (a) RETENTION OF ADVISER BY FUND. Subject to the terms and conditions set forth herein, the Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

  (b) ADVISER'S ACCEPTANCE OF EMPLOYMENT. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) ESSENTIAL PERSONNEL. For a period of one year commencing on the effective date of this Agreement, the Adviser and the Fund agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the Adviser and (ii) each director, officer and employee of the Adviser or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the Fund (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Fund and the Fund's shareholders. In

                                      B2-1
connection with the Adviser's acceptance of employment hereunder, the Adviser hereby agrees and covenants for itself and on behalf of its Affiliates that neither the Adviser nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner. In addition, neither the Adviser nor any Affiliate of the Adviser shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner.

  (d) INDEPENDENT CONTRACTOR. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (e) NON-EXCLUSIVE AGREEMENT. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) FEE. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Adviser at the end of each calendar month an investment management fee computed based on a fee rate (expressed as a percentage per annum) applied to the average daily net assets of the Fund as follows:

                                       FEE PERCENTAGE
                                        PER ANNUM OF
       AVERAGE DAILY                   AVERAGE DAILY
         NET ASSETS                      NET ASSETS
       -------------                   --------------

  (b) EXPENSE LIMITATION. The Adviser's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which the Fund's expense for such fiscal year exceeds the most restrictive applicable expense limitation in any jurisdiction in which the Fund's shares are qualified for offer and sale, as such limitations set forth in the most recent notice thereof furnished by the Adviser to the Fund. For purposes of this paragraph there shall be excluded from computation of the Fund's expenses any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or regulatory authority. If for any month expenses of the Fund properly included in such calculation exceed 1/12 of the amount permitted annually by the most restrictive applicable expense limitation, the payment to the Adviser for that month shall be reduced, and, if necessary, the Adviser shall make a refund payment to the Fund, so that the total net expense for the month will not exceed 1/12 of such

                                      B2-2
amount. As of the end of the Fund's fiscal year, however, the computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the fee set forth in subsection (a) of this
Section 2, diminished to the extent necessary so that the expenses for the year do not exceed those permitted by the applicable expense limitation.

  In addition to the expense limitation described above, during the term of this Agreement, the Adviser may determine to waive or reimburse to the Fund all or a portion of its fees, in order to insure that the total expenses of the Fund, exclusive of extraordinary costs or expenses such as legal, accounting or other costs of expenses not incurred in the course of the Fund's ongoing operations, and expenditures which are capitalized in accordance with generally accepted accounting principles, but including fees paid to the Adviser pursuant to subsection 2(a) above, shall not exceed such expense limitation as may be set forth in the Fund's prospectus from time to time. Interest, taxes, brokers' commissions and other charges relating to the purchase and sale of securities are not regarded as expenses for this purpose. The Fund agrees that any waiver or reimbursement to the Fund by the Adviser pursuant to this paragraph shall be deemed a contingent liability of the Fund which shall be subject to potential reimbursement by the Fund to the Adviser, provided the Fund's assets reach a sufficient size to permit such reimbursement to be made without causing the annual expense ratio of the Fund to exceed the applicable expense limitation set forth in the Fund's prospectus from time to time, or such lower amount as may be imposed by any state expense limitation to which the Fund is subject, and provided such reimbursement is made within four (4) years of recognition of the contingent liability by the Fund.

  (c) DETERMINATION OF NET ASSET VALUE. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (d) PRORATION. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. EXPENSES. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges

                                      B2-3
of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser and other than those who are interested persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law.

  4. INTERESTED PERSONS. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. LIABILITY. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) TERM. This Agreement shall become effective on the date hereof and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually, in the manner required by the 1940 Act.

  (b) TERMINATION. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board of

                                      B2-4

Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustee or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

  (c) PAYMENT UPON TERMINATION. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not thereby affected.

  8. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. DISCLAIMER. The Adviser acknowledges and agrees that, as provided in the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  10. USE OF THE NAME "EXPLORER INSTITUTIONAL". Van Kampen American Capital Inc. ("Van Kampen") has consented to the use by the Trust of the identifying word or name "Explorer Institutional" in the name of the Trust and its Series. Such consent is conditioned upon the employment of Van Kampen, its successors or any affiliate thereof, as investment advisor and distributor of the Trust and each of its Series. As between the Trust and itself, Van Kampen controls the use of the name of the Trust insofar as such name contains "Explorer Institutional." The name or identifying word "Explorer Institutional" may be used from time to time in other connections and for other purposes by Van Kampen or affiliated entities. Van Kampen may require the Trust to cease using "Explorer Institutional" in the name of the Trust if the Trust ceases to employ, for any reason, Van Kampen, an affiliate, or any successor as investment advisor and distributor of the Trust and each of its Series.

  11. GOVERNING LAW. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

                                      B2-5

  12. NAME. In connection with its employment hereunder, the Adviser hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the Fund.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

THE EXPLORER
INSTITUTIONAL TRUST,
on behalf of its sub-trust
[           ] FUND

By:
--------------------------------
    Name:
    Title:
VAN KAMPEN
AMERICAN CAPITAL
MANAGEMENT INC.

By:
--------------------------------
    Name:
    Title:

                                      B2-6

                                                                         ANNEX C
    The table below sets forth, for each investment company advised by Advisory Corp. and Management, Inc., the number of the fund's outstanding shares, the fund's net assets and the rate at which it compensates Advisory Corp. or Management Inc., for investment advisory services. Each fund for which Advisory Corp. or Asset Management has waived or reduced its compensation are marked by an "*". There can be no assurance that Advisory Corp. or Management Inc., will continue such waiver or reduction.

                                                      NUMBER OF         NUMBER OF
                                                    COMMON SHARES    PREFERRED SHARES
                                                     OUTSTANDING       OUTSTANDING       NET ASSETS
                                                        AS OF             AS OF            AS OF               ANNUAL
                                                      APRIL 14,         APRIL 14,        APRIL 14,          ADVISORY FEE
                         FUNDS                           1997              1997             1997              SCHEDULE
                         -----                      -------------    ----------------    ----------         ------------
I. ADVISORY AGREEMENTS BETWEEN ADVISORY CORP. AND
   THE CLOSED-END FUNDS
A.   Van Kampen American Capital Investment Grade
      Municipal Trust.............................      4,839,000            250        $ 74,199,561            .600%
     Van Kampen American Capital Trust for Insured
      Municipals..................................      9,648,688          1,800        $244,564,209
     Van Kampen American Capital Municipal Income
      Trust.......................................     28,227,514            330        $438,770,639
     Van Kampen American Capital California
      Municipal Trust.............................      3,213,291            400        $ 52,394,670
B.   Van Kampen American Capital Trust for
      Investment Grade Municipals.................     27,013,149          5,300        $700,870,502            .650%
     Van Kampen American Capital Trust for
      Investment Grade California Municipals......      4,619,242            900        $119,174,629
     Van Kampen American Capital Trust for
      Investment Grade New York Municipals........      6,200,986          1,200        $160,490,070
     Van Kampen American Capital Trust for
      Investment Grade Pennsylvania Municipals....      7,420,970          1,400        $192,003,872
     Van Kampen American Capital Trust for
      Investment Grade Florida Municipals.........      4,137,306            800        $109,036,402
     Van Kampen American Capital Trust for
      Investment Grade New Jersey Municipals......      3,925,373            800        $104,436,247
     Van Kampen American Capital Municipal
      Opportunity Trust...........................     15,352,890          3,000        $391,978,159
     Van Kampen American Capital Advantage
      Municipal Income Trust......................     19,106,785          3,800        $481,440,438
     Van Kampen American Capital Advantage
      Pennsylvania Municipal Income Trust.........      4,361,902            800        $110,907,277
     Van Kampen American Capital New Jersey Value
      Municipal Income Trust......................      2,499,940            500        $ 60,084,869
     Van Kampen American Capital Ohio Value
      Municipal Income Trust......................      1,681,438            300        $ 38,739,234
     Van Kampen American Capital Massachusetts
      Value Municipal Income Trust................      2,658,295            500        $ 62,681,807
     Van Kampen American Capital New York Value
      Municipal Income Trust......................      4,291,172            800        $100,222,797
     Van Kampen American Capital Strategic Sector
      Municipal Trust.............................     10,806,700          1,900        $238,966,336

                                                      NUMBER OF         NUMBER OF
                                                    COMMON SHARES    PREFERRED SHARES
                                                     OUTSTANDING       OUTSTANDING       NET ASSETS
                                                        AS OF             AS OF            AS OF               ANNUAL
                                                      APRIL 14,         APRIL 14,        APRIL 14,          ADVISORY FEE
                         FUNDS                           1997              1997             1997              SCHEDULE
                         -----                      -------------    ----------------    ----------         ------------
     Van Kampen American Capital California Value
      Municipal Income Trust......................      6,029,844          1,200        $148,201,632            .650%
     Van Kampen American Capital Pennsylvania
      Value Municipal Income Trust................      4,468,924            900        $109,501,090
     Van Kampen American Capital Value Municipal
      Income Trust................................     23,555,115          4,500        $556,406,285
     Van Kampen American Capital Florida Municipal
      Opportunity Trust...........................      1,683,270            320        $ 22,936,086
     Van Kampen American Capital Municipal
      Opportunity Trust II........................     11,681,211          2,300        $272,508,703
     Van Kampen American Capital Advantage
      Municipal Income Trust II...................      8,168,211          1,600        $187,500,134
C.   Van Kampen American Capital Municipal
      Trust.......................................     36,270,470          6,000        $873,341,104            .700%
     Van Kampen American Capital California
      Quality Municipal Trust.....................      9,623,295          1,500        $231,610,324
     Van Kampen American Capital New York Quality
      Municipal Trust.............................      5,655,638            900        $135,502,915
     Van Kampen American Capital Pennsylvania
      Quality Municipal Trust.....................      8,153,254          1,300        $198,976,007
     Van Kampen American Capital Florida Quality
      Municipal Trust.............................      6,484,566          1,000        $155,697,006
     Van Kampen American Capital Ohio Quality
      Municipal Trust.............................      4,212,910            700        $104,886,266
     Van Kampen American Capital Select Sector
      Municipal Trust.............................      4,682,128          1,360        $ 93,101,836
D.   Van Kampen American Capital Intermediate Term
      High Income Trust...........................     13,710,760            588        $142,802,100            .750%
     Van Kampen American Capital Limited Term High
      Income Trust................................      8,109,000            900        $109,916,050
E.   Van Kampen American Capital Prime Rate Income
      Trust.......................................    598,473,607            N/A        5,970,030,121  First $4.0 Billion
                                                                                                       .950%
                                                                                                       Next $3.5 Billion .900%
                                                                                                       Next $2.5 Billion .875%
                                                                                                       Over $10.0 Billion
                                                                                                       .850%

II. ADVISORY AGREEMENTS BETWEEN ADVISORY CORP. AND OTHER INVESTMENT COMPANIES

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     APRIL 14,        APRIL 14,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
                                -----                               -----------       ----------          ------------
A.   Van Kampen American Capital California Insured Tax Free
      Fund.......................................................       9,646,097   $  163,334,836   First $100 Million
                                                                                                     .500%
                                                                                                     Next $150 Million .450%
                                                                                                     Next $250 Million .425%
                                                                                                     Over $500 Million .400%
B.   Van Kampen American Capital Insured Tax Free Income Fund....      69,155,642   $1,289,795,159   First $500 Million
                                                                                                     .525%
                                                                                                     Next $500 Million .500%
                                                                                                     Next $500 Million .475%
                                                                                                     Over $1.5 Billion .450%
C.   Van Kampen American Capital Tax Free High Income Fund.......      60,457,824   $  861,393,223   First $500 Million
                                                                                                     .500%
     Van Kampen American Capital Municipal Income Fund*..........      64,107,315   $  959,978,437   Over $500 Million .450%
     Van Kampen American Capital Intermediate Term Municipal
      Income Fund*...............................................       3,299,006   $   33,196,241
     Van Kampen American Capital Florida Insured Tax Free Income
      Fund*......................................................       2,884,810   $   42,443,535
D.   Van Kampen American Capital New Jersey Tax Free Income
      Fund*......................................................       1,204,064   $   17,472,239   First $500 Million
                                                                                                     .600%
     Van Kampen American Capital New York Tax Free Income
      Fund*......................................................       1,373,760   $   20,233,852   Over $500 Million .500%
     Van Kampen American Capital Pennsylvania Tax Free Income
      Fund.......................................................      15,696,014   $  268,599,884
E.   Van Kampen American Capital High Yield Fund*................      40,814,295   $  392,912,646   First $500 Million
                                                                                                     .750%
                                                                                                     Over $500 Million .650%
F.   Van Kampen American Capital Short-Term Global Income Fund...      13,128,649   $   97,896,782   .550%
G.   Van Kampen American Capital Strategic Income Fund...........       9,257,872   $  114,928,876   First $500 Million
                                                                                                     .750%
     Van Kampen American Capital Growth Fund.....................       6,567,983   $  100,867,384   Next $500 Million .700%
     Van Kampen American Capital Value Fund......................         104,821   $    1,269,204   Over $1 Billion .650%
     Van Kampen American Capital Aggressive Growth Fund..........      18,619,629   $  152,058,318
H.   Van Kampen American Capital Utility Fund....................       8,741,353   $  130,376,971   First $500 Million
                                                                                                     .650%
                                                                                                     Next $500 Million .600%
                                                                                                     Over $1 Billion .550%

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     APRIL 14,        APRIL 14,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
                                -----                               -----------       ----------          ------------
I.   Van Kampen American Capital U.S. Government Fund............     197,602,466   $2,787,212,993   First $500 Million
                                                                                                     .550%
                                                                                                     Next $500 Million .525%
                                                                                                     Next $2 Billion .500%
                                                                                                     Next $2 Billion .475%
                                                                                                     Next $2 Billion .450%
                                                                                                     Next $2 Billion .425%
                                                                                                     Next $2 Billion .400%
J.   Van Kampen American Capital Tax Free Money Fund*............      35,320,568   $   35,295,356   First $500 Million
                                                                                                     .500%
                                                                                                     Next $500 Million .475%
                                                                                                     Next $500 Million .425%
                                                                                                     Over $1.5 Billion .375%
K.   Van Kampen American Capital Great American Companies Fund...         101,964   $    1,233,948   First $500 Million
                                                                                                     .700%
     Van Kampen American Capital Prospector Fund.................         104,019   $    1,228,624   Next $500 Million .650%
L.   Van Kampen American Capital Foreign Securities Fund.........          96,305   $      949,974   N/A(1)
III. ADVISORY AGREEMENTS BETWEEN MANAGEMENT INC. AND THE EXPLORER FUNDS

                                                                     NUMBER OF
                                                                       SHARES
                                                                    OUTSTANDING       NET ASSETS
                                                                       AS OF            AS OF                ANNUAL
                                                                     APRIL 14,        APRIL 14,           ADVISORY FEE
                                FUNDS                                   1997             1997               SCHEDULE
     ------------------------------------------------------------  --------------   --------------   -----------------------
A.   Explorer Institutional Active Core Fund.....................         568,118   $    5,584,177   First $1 Billion .300%
     Explorer Institutional Limited Duration Fund................         819,333   $    8,118,017   Over $1 Billion .250%

-------------------------
(1)Fund does not charge an advisory fee; shares of the fund are held by other funds advised by Advisory Corp. or Asset Management. Assets of the Fund also are reflected in assets of such other funds.

                                                                         ANNEX D

    The following table sets forth amounts paid by each Fund during its most recently completed fiscal year pursuant to its investment advisory, administration, fund accounting, transfer agency, legal services and distribution agreements.

                                                                              TRANSFER      FUND       LEGAL
                                  ADVISORY    ADMINISTRATION   DISTRIBUTION    AGENCY    ACCOUNTING   SERVICES
             FUND                 EXPENSES       EXPENSES        EXPENSES     EXPENSES    EXPENSES    EXPENSES
             ----                 --------    --------------   ------------   --------   ----------   --------
Investment Grade Municipal
  Trust........................  $  458,065     $        0          $0          $766      $11,233     $12,586
California Municipal Trust.....     321,155              0           0           901        3,300       6,793
Select Sector Municipal
  Trust........................     656,202              0           0             0        3,905       6,975
Municipal Trust................   6,168,343      1,762,384           0             0       20,669      20,304
California Quality Municipal
  Trust........................   1,626,464        464,704           0             0        7,027      11,865
New York Quality Municipal
  Trust........................     969,646        277,042           0             0        5,053      11,013
Pennsylvania Quality Municipal
  Trust........................   1,409,688        402,768           0             0        6,374      11,584
Florida Quality Municipal
  Trust........................   1,106,747        316,213           0             0        5,465      11,192
Ohio Quality Municipal Trust...     738,569        211,020           0             0        4,360      10,815
Trust for Insured Municipals...   1,495,450        498,483           0             0        7,000       8,365
Trust for Investment Grade
  Municipals...................   4,617,555      1,420,786           0             0       16,140      12,456
Trust for Investment Grade
  California Municipals........     783,453        241,063           0             0       16,754       7,213
Trust for Investment Grade New
  York Municipals..............   1,052,341        323,797           0             0        5,269       7,585
Trust for Investment Grade
  Pennsylvania Municipals......   1,266,716        389,759           0             0        5,924       7,884

                                 BROKERAGE COMMISSIONS   BROKERAGE COMMISSIONS
                                        PAID TO           PAID TO DEAN WITTER
             FUND                   MORGAN STANLEY             DISCOVER
             ----                ---------------------   ---------------------
Investment Grade Municipal
  Trust........................         $5,652                    $0
California Municipal Trust.....              0                     0
Select Sector Municipal
  Trust........................              0                     0
Municipal Trust................          5,950                     0
California Quality Municipal
  Trust........................              0                     0
New York Quality Municipal
  Trust........................              0                     0
Pennsylvania Quality Municipal
  Trust........................              0                     0
Florida Quality Municipal
  Trust........................              0                     0
Ohio Quality Municipal Trust...              0                     0
Trust for Insured Municipals...          7,000                     0
Trust for Investment Grade
  Municipals...................          7,612                     0
Trust for Investment Grade
  California Municipals........              0                     0
Trust for Investment Grade New
  York Municipals..............              0                     0
Trust for Investment Grade
  Pennsylvania Municipals......              0                     0

                                                                              TRANSFER      FUND       LEGAL
                                  ADVISORY    ADMINISTRATION   DISTRIBUTION    AGENCY    ACCOUNTING   SERVICES
             FUND                 EXPENSES       EXPENSES        EXPENSES     EXPENSES    EXPENSES    EXPENSES
             ----                 --------    --------------   ------------   --------   ----------   --------
Trust for Investment Grade
  Florida Municipals...........  $  723,634     $  222,657          $0          $  0      $12,927     $ 7,137
Trust for Investment Grade New
  Jersey Municipals............     689,441        212,136           0             0        4,162       7,087
Municipal Opportunity Trust....   2,568,017        790,159           0             0        9,898       9,651
Advantage Municipal Income
  Trust........................   3,172,711        976,219           0             0       40,160      10,457
Advantage Pennsylvania
  Municipal Income Trust.......     731,751        225,154           0             0       16,289       7,148
New Jersey Value Municipal
  Income Trust.................     392,903        120,893           0             0       12,953       6,676
Ohio Value Municipal Income
  Trust........................     253,388         77,965           0             0        9,211       6,490
Massachusetts Value Municipal
  Income Trust.................     409,714        126,066           0             0       13,494       6,701
Strategic Sector Municipal
  Trust........................   1,571,141        362,571           0             0        3,352       8,284
New York Value Municipal Income
  Trust........................     656,299        201,938           0             0       12,384       7,038
California Value Municipal
  Income Trust.................     971,557        298,941           0             0        5,024       7,464
Pennsylvania Value Municipal
  Income Trust.................     718,303        221,016           0             0       16,281       7,117
Value Municipal Income Trust...   3,658,334      1,125,642           0             0       13,228      11,117
Florida Municipal Opportunity
  Trust........................     257,292         79,167           0             0       12,002       6,608
Municipal Opportunity Trust
  II...........................   1,788,330        550,255           0             0        7,518       8,562

                                 BROKERAGE COMMISSIONS   BROKERAGE COMMISSIONS
                                        PAID TO           PAID TO DEAN WITTER
             FUND                   MORGAN STANLEY             DISCOVER
             ----                ---------------------   ----------------------
Trust for Investment Grade
  Florida Municipals...........         $    0                    $0
Trust for Investment Grade New
  Jersey Municipals............              0                     0
Municipal Opportunity Trust....            350                     0
Advantage Municipal Income
  Trust........................              0                     0
Advantage Pennsylvania
  Municipal Income Trust.......              0                     0
New Jersey Value Municipal
  Income Trust.................              0                     0
Ohio Value Municipal Income
  Trust........................              0                     0
Massachusetts Value Municipal
  Income Trust.................              0                     0
Strategic Sector Municipal
  Trust........................              0                     0
New York Value Municipal Income
  Trust........................              0                     0
California Value Municipal
  Income Trust.................              0                     0
Pennsylvania Value Municipal
  Income Trust.................              0                     0
Value Municipal Income Trust...              0                     0
Florida Municipal Opportunity
  Trust........................              0                     0
Municipal Opportunity Trust
  II...........................              0                     0

                                                                              TRANSFER      FUND       LEGAL
                                  ADVISORY    ADMINISTRATION   DISTRIBUTION    AGENCY    ACCOUNTING   SERVICES
             FUND                 EXPENSES       EXPENSES        EXPENSES     EXPENSES    EXPENSES    EXPENSES
             ----                 --------    --------------   ------------   --------   ----------   --------
Advantage Municipal Income
  Trust II.....................  $1,228,506     $  378,002          $0          $  0      $21,256     $ 1,800
Limited Term High Income
  Trust........................     829,253              0           0           568        3,863       7,780
Intermediate Term High Income
  Trust........................   1,075,076              0           0           736        4,448       8,027
Municipal Income Trust.........   2,651,369              0           0         6,869       11,642      10,697
Active Core Fund...............           0              0           0             0            0           0
Limited Duration Fund..........           0              0           0             0            0           0

                                 BROKERAGE COMMISSIONS   BROKERAGE COMMISSIONS
                                        PAID TO           PAID TO DEAN WITTER
             FUND                   MORGAN STANLEY             DISCOVER
             ----                ---------------------   ----------------------
Advantage Municipal Income
  Trust II.....................         $    0                     0
Limited Term High Income
  Trust........................              0                     0
Intermediate Term High Income
  Trust........................              0                     0
Municipal Income Trust.........              0                     0
Active Core Fund...............              0                     0
Limited Duration Fund..........              0

                                                                         ANNEX E
                         5% HOLDERS AS OF APRIL 4, 1997

                                                              AMOUNT OF
                             NAME AND ADDRESS OF              BENEFICIAL          PERCENT
        FUND                   BENEFICIAL OWNER               OWNERSHIP           OF FUND
        ----                 -------------------              ----------          -------
ACTIVE CORE FUND         Wendel & Co.                         199,061.617          35.04%
                         A/C # 200226
                         FBO Klukwan Inc Permanent
                         Fund
                         C/O Bank of NY Mutual FD
                         Reorg Dept
                         PO Box 1066
                         Wall Street Station
                         New York, NY 10286
                         Harry C Brousaides TR Boston         176,177.035          31.01%
                         Plasterers & Cement Masons
                         Local 534 Deferred Income
                         Fund
                         7 Frederika St
                         Boston, MA 02124-5113
                         Wendel & Co.                         145,180.060          25.55%
                         A/C # 2002300
                         FBO Klukwan Inc Educational
                         TR
                         C/O Bank of NY Mutual FD
                         Reorg Dept
                         PO Box 1066
                         Wall Street Station
                         New York, NY 10286

                                            E-1

                                                              AMOUNT OF
                             NAME AND ADDRESS OF              BENEFICIAL          PERCENT
        FUND                   BENEFICIAL OWNER               OWNERSHIP           OF FUND
        ----                 -------------------              ----------          -------
                         Wendel & CO.                          42,698.896           7.52%
                         A/C # 200232
                         FBO Klukwan Inc
                         Long Island Dir Hld
                         C/O Bank of NY Mutual FD
                         Reorg Dept
                         PO Box 1066
                         Wall Street Station
                         New York, NY 10286
LIMITED DURATION FUND    Wendel & Co.                         678,571.731          82.82%
                         A/C # 200229
                         FBO General Income Trust
                         C/O Bank of NY Mutual FD
                         Reorg Dept
                         PO Box 1066
                         Wall Street Station
                         New York, NY 10286
                         Jerry McCall TR                      135,761.333          16.57%
                         Plumbers Local Union
                         Number 68
                         Group Protection PL DTD 1981
                         PO Box 8746
                         Houston, TX 77249-8746


                                                                         ANNEX F
     1996 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH CLOSED-END FUND

                    NAME OF FUND                       FISCAL YEAR-END   ARCH    DAMMEYER   KERR    MYERS   SONNENSCHEIN   WHALEN
                    ------------                       ---------------   ----    --------   ----    -----   ------------   ------
Municipal Income Trust...............................       06/30        3,757    3,757     3,757   3,757      3,757       3,750
California Municipal Trust...........................       06/30        3,757    3,757     3,757   3,757      3,757       3,750
Municipal Trust......................................       08/31        4,007    4,007     4,007   4,007      4,007       4,000
California Quality Municipal Trust...................       08/31        4,007    4,007     4,007   4,007      4,007       4,000
New York Quality Municipal Trust.....................       08/31        4,007    4,007     4,007   4,007      4,007       4,000
Florida Quality Municipal Trust......................       08/31        4,007    4,007     4,007   4,007      4,007       4,000
Ohio Quality Municipal Trust.........................       08/31        4,007    4,007     4,007   4,007      4,007       4,000
Pennsylvania Quality Municipal Trust.................       08/31        4,007    4,007     4,007   4,007      4,007       4,000
Advantage Municipal Income Trust.....................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Advantage Municipal Income Trust II..................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Advantage Pennsylvania Municipal Income Trust........       10/31        3,757    3,757     3,757   3,757      3,757       3,750
California Value Municipal Income Trust..............       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Florida Municipal Opportunity Trust..................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Investment Grade Municipal Trust.....................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Massachusetts Value Municipal Income Trust...........       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Municipal Opportunity Trust..........................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Municipal Opportunity Trust II.......................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
New Jersey Value Municipal Income Trust..............       10/31        3,757    3,757     3,757   3,757      3,757       3,750
New York Value Municipal Income Trust................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Ohio Value Municipal Income Trust....................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Pennsylvania Value Municipal Income Trust............       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Select Sector Municipal Trust........................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Strategic Sector Municipal Trust.....................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Trust for Insured Municipals.........................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Trust for Investment Grade California Municipals.....       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Trust for Investment Grade Florida Municipals........       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Trust for Investment Grade Municipals................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Trust for Investment Grade New Jersey Municipals.....       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Trust for Investment Grade New York Municipals.......       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Trust for Investment Grade Pennsylvania Municipals...       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Value Municipal Income Trust.........................       10/31        3,757    3,757     3,757   3,757      3,757       3,750
Intermediate Term High Income Trust..................       12/31        4,000    4,000     4,000   4,000      4,000       4,000
Limited Term High Income Trust.......................       12/31        4,000    4,000     4,000   4,000      4,000       4,000

                                                                         ANNEX G

         1996 AGGREGATE COMPENSATION DEFERRED FOR EACH CLOSED-END FUND

                     NAME OF FUND                       FISCAL YEAR-END   ARCH   DAMMEYER   KERR    MYERS   SONNENSCHEIN   WHALEN
                     ------------                       ---------------   ----   --------   ----    -----   ------------   ------
Municipal Income Trust................................       06/30         0      3,757     3,757     0        3,757       3,750
California Municipal Trust............................       06/30         0      3,757     3,757     0        3,757       3,750
Municipal Trust.......................................       08/31         0      3,757     3,757     0        3,757       3,750
California Quality Municipal Trust....................       08/31         0      3,757     3,757     0        3,757       3,750
New York Quality Municipal Trust......................       08/31         0      3,757     3,757     0        3,757       3,750
Florida Quality Municipal Trust.......................       08/31         0      3,757     3,757     0        3,757       3,750
Ohio Quality Municipal Trust..........................       08/31         0      3,757     3,757     0        3,757       3,750
Pennsylvania Quality Municipal Trust..................       08/31         0      3,757     3,757     0        3,757       3,750
Advantage Municipal Income Trust......................       10/31         0      3,507     3,507     0        3,507       3,500
Advantage Municipal Income Trust II...................       10/31         0      3,507     3,507     0        3,507       3,500
Advantage Pennsylvania Municipal Income Trust.........       10/31         0      3,507     3,507     0        3,507       3,500
California Value Municipal Income Trust...............       10/31         0      3,507     3,507     0        3,507       3,500
Florida Municipal Opportunity Trust...................       10/31         0      3,507     3,507     0        3,507       3,500
Investment Grade Municipal Trust......................       10/31         0      3,507     3,507     0        3,507       3,500
Massachusetts Value Municipal Income Trust............       10/31         0      3,507     3,507     0        3,507       3,500
Municipal Opportunity Trust...........................       10/31         0      3,507     3,507     0        3,507       3,500
Municipal Opportunity Trust II........................       10/31         0      3,507     3,507     0        3,507       3,500
New Jersey Value Municipal Income Trust...............       10/31         0      3,507     3,507     0        3,507       3,500
New York Value Municipal Income Trust.................       10/31         0      3,507     3,507     0        3,507       3,500
Ohio Value Municipal Income Trust.....................       10/31         0      3,507     3,507     0        3,507       3,500
Pennsylvania Value Municipal Income Trust.............       10/31         0      3,507     3,507     0        3,507       3,500
Select Sector Municipal Trust.........................       10/31         0      3,507     3,507     0        3,507       3,500
Strategic Sector Municipal Trust......................       10/31         0      3,507     3,507     0        3,507       3,500
Trust for Insured Municipals..........................       10/31         0      3,507     3,507     0        3,507       3,500
Trust for Investment Grade California Municipals......       10/31         0      3,507     3,507     0        3,507       3,500
Trust for Investment Grade Florida Municipals.........       10/31         0      3,507     3,507     0        3,507       3,500
Trust for Investment Grade Municipals.................       10/31         0      3,507     3,507     0        3,507       3,500
Trust for Investment Grade New Jersey Municipals......       10/31         0      3,507     3,507     0        3,507       3,500
Trust for Investment Grade New York Municipals........       10/31         0      3,507     3,507     0        3,507       3,500
Trust for Investment Grade Pennsylvania Municipals....       10/31         0      3,507     3,507     0        3,507       3,500
Value Municipal Income Trust..........................       10/31         0      3,507     3,507     0        3,507       3,500
Intermediate Term High Income Trust...................       12/31         0      3,750     3,750     0        3,750       3,750
Limited Term High Income Trust........................       12/31         0      3,750     3,750     0        3,750       3,750

                                                                         ANNEX H

   CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH CLOSED-END FUND

                    NAME OF FUND                       FISCAL YEAR-END   ARCH   DAMMEYER    KERR    MYERS   SONNENSCHEIN   WHALEN
                    ------------                       ---------------   ----   --------    ----    -----   ------------   ------
Municipal Income Trust...............................       06/30         0       8,052     8,039     0         8,869      5,811
California Municipal Trust...........................       06/30         0       8,052     8,039     0         8,869      5,811
Municipal Trust......................................       08/31         0       9,308     9,005     0        10,159      6,870
California Quality Municipal Trust...................       08/31         0       9,308     9,005     0        10,159      6,870
New York Quality Municipal Trust.....................       08/31         0       9,308     9,005     0        10,159      6,870
Florida Quality Municipal Trust......................       08/31         0       9,308     9,005     0        10,159      6,870
Ohio Quality Municipal Trust.........................       08/31         0       9,308     9,005     0        10,159      6,870
Pennsylvania Quality Municipal Trust.................       08/31         0       9,308     9,005     0        10,159      6,870
Advantage Municipal Income Trust.....................       10/31         0       9,329     9,110     0        10,479      6,994
Advantage Municipal Income Trust II..................       10/31         0       9,329     9,110     0        10,479      6,994
Advantage Pennsylvania Municipal Income Trust........       10/31         0       9,329     9,110     0        10,479      6,994
California Value Municipal Income Trust..............       10/31         0       9,329     9,110     0        10,479      6,994
Florida Municipal Opportunity Trust..................       10/31         0       9,329     9,110     0        10,479      6,994
Investment Grade Municipal Trust.....................       10/31         0       9,329     9,110     0        10,479      6,994
Massachusetts Value Municipal Income Trust...........       10/31         0       9,329     9,110     0        10,479      6,994
Municipal Opportunity Trust..........................       10/31         0       9,329     9,110     0        10,479      6,994
Municipal Opportunity Trust II.......................       10/31         0       9,329     9,110     0        10,479      6,994
New Jersey Value Municipal Income Trust..............       10/31         0       9,329     9,110     0        10,479      6,994
New York Value Municipal Income Trust................       10/31         0       9,329     9,110     0        10,479      6,994
Ohio Value Municipal Income Trust....................       10/31         0       9,329     9,110     0        10,479      6,994
Pennsylvania Value Municipal Income Trust............       10/31         0       9,329     9,110     0        10,479      6,994
Select Sector Municipal Trust........................       10/31         0       9,329     9,110     0        10,479      6,994
Strategic Sector Municipal Trust.....................       10/31         0       9,329     9,110     0        10,479      6,994
Trust for Insured Municipals.........................       10/31         0       9,329     9,110     0        10,479      6,994
Trust for Investment Grade California Municipals.....       10/31         0       9,329     9,110     0        10,479      6,994
Trust for Investment Grade Florida Municipals........       10/31         0       9,329     9,110     0        10,479      6,994
Trust for Investment Grade Municipals................       10/31         0       9,329     9,110     0        10,479      6,994
Trust for Investment Grade New Jersey Municipals.....       10/31         0       9,329     9,110     0        10,479      6,994
Trust for Investment Grade New York Municipals.......       10/31         0       9,329     9,110     0        10,479      6,994
Trust for Investment Grade Pennsylvania Municipals...       10/31         0       9,329     9,110     0        10,479      6,994
Value Municipal Income Trust.........................       10/31         0       9,329     9,110     0        10,479      6,994
Intermediate Term High Income Trust..................       12/31         0      10,188    10,341     0        12,082      8,276
Limited Term High Income Trust.......................       12/31         0      10,188    10,341     0        12,082      8,276

                                                                         ANNEX I
              1996 RETIREMENT BENEFITS ACCRUED PER CLOSED-END FUND

                     NAME OF FUND                       FISCAL YEAR-END   ARCH   DAMMEYER   KERR   MYERS    SONNENSCHEIN   WHALEN
                     ------------                       ---------------   ----   --------   ----   -----    ------------   ------
Municipal Income Trust................................       06/30        $269     $466     $775   $1,645       $367        $519
California Municipal Trust............................       06/30        $268     $465     $775   $1,644       $367        $520
Municipal Trust.......................................       08/31        $228     $404     $748   $1,592       $361        $458
California Quality Municipal Trust....................       08/31        $228     $404     $748   $1,592       $361        $458
New York Quality Municipal Trust......................       08/31        $228     $404     $748   $1,592       $361        $458
Florida Quality Municipal Trust.......................       08/31        $228     $404     $748   $1,592       $361        $458
Ohio Quality Municipal Trust..........................       08/31        $228     $404     $748   $1,592       $361        $458
Pennsylvania Quality Municipal Trust..................       08/31        $228     $404     $748   $1,592       $361        $458
Advantage Municipal Income Trust......................       10/31        $213     $383     $733   $1,578       $358        $434
Advantage Municipal Income Trust II...................       10/31        $198     $360     $701   $1,411       $353        $409
Advantage Pennsylvania Municipal Income Trust.........       10/31        $213     $383     $733   $1,578       $358        $434
California Value Municipal Income Trust...............       10/31        $198     $359     $698   $1,403       $351        $407
Florida Municipal Opportunity Trust...................       10/31        $198     $360     $701   $1,411       $353        $409
Investment Grade Municipal Trust......................       10/31        $248     $436     $756   $1,586       $362        $488
Massachusetts Value Municipal Income Trust............       10/31        $198     $359     $698   $1,403       $351        $407
Municipal Opportunity Trust...........................       10/31        $213     $382     $731   $1,574       $357        $432
Municipal Opportunity Trust II........................       10/31        $198     $360     $701   $1,411       $353        $409
New Jersey Value Municipal Income Trust...............       10/31        $198     $359     $698   $1,403       $351        $407
New York Value Municipal Income Trust.................       10/31        $198     $359     $698   $1,403       $351        $407
Ohio Value Municipal Income Trust.....................       10/31        $198     $359     $698   $1,403       $351        $407
Pennsylvania Value Municipal Income Trust.............       10/31        $198     $359     $698   $1,403       $351        $407
Select Sector Municipal Trust.........................       10/31        $198     $360     $701   $1,411       $353        $409
Strategic Sector Municipal Trust......................       10/31        $200     $363     $706   $1,419       $354        $412
Trust for Insured Municipals..........................       10/31        $214     $384     $734   $1,583       $359        $434
Trust for Investment Grade California Municipals......       10/31        $213     $382     $732   $1,575       $357        $431
Trust for Investment Grade Florida Municipals.........       10/31        $213     $382     $732   $1,575       $357        $431
Trust for Investment Grade Municipals.................       10/31        $214     $384     $734   $1,583       $359        $434
Trust for Investment Grade New Jersey Municipals......       10/31        $213     $382     $732   $1,575       $357        $431
Trust for Investment Grade New York Municipals........       10/31        $213     $382     $732   $1,575       $357        $431
Trust for Investment Grade Pennsylvania Municipals....       10/31        $213     $382     $732   $1,575       $357        $431
Value Municipal Income Trust..........................       10/31        $198     $359     $698   $1,403       $351        $407
Intermediate Term High Income Trust...................       12/31        $247     $433     $752   $1,574       $362        $484
Limited Term High Income Trust........................       12/31        $244     $429     $749   $1,561       $361        $480

                                                                         ANNEX J

    The table below sets forth the year in which each of the nominees to the Board of Trustees initially was elected or appointed to the Board of Trustees.

                                             ARCH      DAMMEYER      KERR      MCDONNELL      MYERS      SONNENSCHEIN      WHALEN
                                             ----      --------      ----      ---------      -----      ------------      ------
California Municipal Trust (VKC).......      1988        1998        1992        1998         1998           1994           1988
Intermediate Term High Income Trust
 (VIT).................................      1988        1988        1992        1988         1988           1994           1988
Municipal Income Trust (VMT)...........      1988        1988        1992        1988         1988           1994           1988
Investment Grade Municipal Trust
 (VIG).................................      1989        1989        1992        1989         1989           1994           1989
Limited Term High Income Trust (VLT)...      1989        1989        1992        1989         1989           1994           1989
California Quality Municipal Trust
 (VQC).................................      1991        1991        1992        1991         1991           1994           1991
Florida Quality Municipal Trust
 (VFM).................................      1991        1991        1992        1991         1991           1994           1991
Municipal Trust (VKQ)..................      1991        1991        1992        1991         1991           1994           1991
New York Quality Municipal Trust
 (VNM).................................      1991        1991        1992        1991         1991           1994           1991
Ohio Quality Municipal Trust (VOQ).....      1991        1991        1992        1991         1991           1994           1991
Pennsylvania Quality Municipal Trust
 (VPQ).................................      1991        1991        1992        1991         1991           1994           1991
Trust for Insured Municipals (VIM).....      1991        1991        1992        1991         1991           1994           1991
Trust for Investment Grade Municipals
 (VGM).................................      1991        1991        1992        1991         1991           1994           1991
Advantage Municipal Income Trust
 (VKA).................................      1992        1992        1992        1992         1992           1994           1992
Advantage Pennsylvania Municipal Income
 Trust (VAP)...........................      1992        1992        1992        1992         1992           1994           1992
Municipal Opportunity Trust (VMO)......      1992        1992        1992        1992         1992           1994           1992
Strategic Sector Municipal Trust
 (VKS).................................      1992        1992        1992        1992         1992           1994           1992
Trust for Investment Grade California
 Municipals (VIC)......................      1992        1992        1992        1992         1992           1994           1992
Trust for Investment Grade Florida
 Municipals (VTF)......................      1992        1992        1992        1992         1992           1994           1992
Trust for Investment Grade New Jersey
 Municipals (VTJ)......................      1992        1992        1992        1992         1992           1994           1992
Trust for Investment Grade New York
 Municipals (VTN)......................      1992        1992        1992        1992         1992           1994           1992
Trust for Investment Grade Pennsylvania
 Municipals (VTP)......................      1992        1992        1992        1992         1992           1994           1992
Advantage Municipal Income Trust II
 (VKI).................................      1993        1993        1993        1993         1993           1994           1993
California Value Municipal Income Trust
 (VCV).................................      1993        1993        1993        1993         1993           1994           1993
Florida Municipal Opportunity Trust
 (VOF).................................      1993        1993        1993        1993         1993           1994           1993
Massachusetts Value Municipal Income
 Trust (VMV)...........................      1993        1993        1993        1993         1993           1994           1993
Municipal Opportunity Trust II (VOT)...      1993        1993        1993        1993         1993           1994           1993
New Jersey Value Municipal Income Trust
 (VJV).................................      1993        1993        1993        1993         1993           1994           1993
New York Value Municipal Income Trust
 (VNV).................................      1993        1993        1993        1993         1993           1994           1993
Ohio Value Municipal Income Trust
 (VOV).................................      1993        1993        1993        1993         1993           1994           1993
Pennsylvania Value Municipal Income
 Trust (VPV)...........................      1993        1993        1993        1993         1993           1994           1993
Select Sector Municipal Trust (VKL)....      1993        1993        1993        1993         1993           1994           1993
Value Municipal Income Trust (VKV).....      1993        1993        1993        1993         1993           1994           1993

                                                                         ANNEX K
      TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS AS OF APRIL 4, 1997

                                                                  ARCH      DAMMEYER      MCDONNELL      MYERS       WHALEN
                                                                  ----      --------      ---------      -----       ------
Intermediate Term High Income Trust (VIT)...................      676        30,661         3,000        35,000      11,681
Municipal Income Trust (VMT)................................      577       142,043         1,869           100         537
Investment Grade Municipal Trust (VIG)......................      524            --           774            --         539
Limited Term High Income Trust (VLT)........................      550         7,684         6,759        77,651         352
Municipal Trust (VKQ).......................................      800        49,047           846        20,900         534
Trust for Insured Municipals (VIM)..........................      300        22,520           419            --         538
Trust for Investment Grade Municipals (VGM).................      300       115,439           253            --         537
Advantage Municipal Income Trust (VKA)......................      300        20,018           251            --         535
Municipal Opportunity Trust (VMO)...........................      300            --           375            --         534
Strategic Sector Municipal Trust (VKS)......................      500        11,303           385            --          --
Advantage Municipal Income Trust II (VKI)...................      500        58,507           319            --          --
Municipal Opportunity Trust II (VOT)........................       --        27,842           323            --          --
Select Sector Municipal Trust (VKL).........................      508            --           300            --          --
Value Municipal Income Trust (VKV)..........................       --         3,300           125            --          --

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                               [PASTE VKAC LOGO]


                                                                   CLOSED

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                     VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of XXXXXX shares of VAN KAMPEN AMERICAN CAPITAL XXXXXXXXXX TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997 at 2:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all XXXXXX shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   The proposal to approve a new investment advisory agreement;  FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                 2.   Authority to vote for the election as Class X Trustees, the
                      nominees named below:                                         FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      XXXXXXX, XXXXXXX, XXXXXXX
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify KPMG Peat Marwick LLP as independent
                 3.   public accountants for each Fund's current fiscal year.       FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 4.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON MAY 28, 1997.

                                                Date  , 1997

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.